UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-54116 (Commission File Number)	20-5344927 (IRS Employer Identification No.)

2141 Rosecrans Avenue, Suite 1100 El Segundo, California (Address of principal executive offices)		90245 (Zip Code)

Registrant’s telephone number, including area code:  (310) 606-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

On May 25, 2012, Manhattan Bancorp (the “Company”)  held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). As of the record date for the Annual Meeting, there were 3,997,631 shares entitled to vote on all matters presented to the Company’s shareholders at the Annual Meeting. Votes representing approximately 72.17% of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s shareholders (i) approved that certain Agreement and Plan of Merger and Reorganization, dated November 21, 2011, as amended on January 18, 2012 (the “Merger Agreement”), (ii) approved the adjournment of the Annual Meeting, if necessary or appropriate in the judgment of the Company’s Board of Directors, to solicit additional proxies or votes in favor of the approval of the Merger Agreement, (iii) elected all ten nominees for director to the Company’s Board of Directors, and (iv) approved a proposal to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for 2012. The following are the voting results of each matter submitted to the Company’s shareholders at the Annual Meeting.

1.             Approval of the Agreement and Plan of Merger and Reorganization, dated November 21, 2011, as amended on January 18, 2012:

	VOTES	% of SHARES OUTSTANDING

FOR:	2,591,958	65.00%

AGAINST:	31,000	0.78%

ABSTAIN:	5,000	0.13%

BROKER NON-VOTES:	249,730	6.26%

2.             Adjournment of the Annual Meeting, if necessary or appropriate in the judgment of the Company’s Board of Directors, to solicit additional proxies or votes in favor of the approval of the Merger Agreement:

	VOTES	% of SHARES VOTING

FOR:	2,822,688	98.09%

AGAINST:	50,000	1.74%

ABSTAIN:	5,000	0.17%

BROKER NON-VOTES:	0	0%

3.             Election of the following ten nominees to the Company’s Board of Directors:

NOMINEE	FOR	WITHHELD

Chris W. Caras, Jr.	2,596,958	31,000

Harry W. Chenoweth	2,596,958	31,000

J. Grant Couch, Jr.	2,596,958	31,000

John D. Flemming	2,596,958	31,000

Patrick E. Greene	2,596,958	31,000

Christopher J. Growney	2,596,958	31,000

Greg B. Jacobson	2,596,458	31,500

Larry S. Murphy	2,596,958	31,000

Terry L. Robinson	2,596,458	31,500

Stephen P. Yost	2,596,958	31,000

4.             Ratification of the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

	VOTES	% of SHARES VOTING

FOR:	2,875,188	99.91%

AGAINST:	0	0%

ABSTAIN:	2,500	0.09%

BROKER NON-VOTES:	0	0%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2012	MANHATTAN BANCORP
(Registrant)

	By:	/s/ BRIAN E. CÔTÉ
Brian E. Côté
Executive Vice President and Chief Financial Officer